Exhibit 32

       CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
                    ss.906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Kevin B. Kurtzman, the President and Chief Executive Officer of Concero Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


/s/ Kevin B. Kurtzman
-----------------------------------------
Kevin B. Kurtzman
President and Chief Executive Officer

August 4, 2003

A signed original of this written statement required by Section 906 has been provided to Concero Inc. and will be retained by Concero Inc. and furnished to the Securities and Exchange Commission or its staff upon request.